UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

                       Date of Report: November 16, 2004

                             NALCO HOLDING COMPANY
                             ---------------------


        Delaware                 333-118583               16-1701300
------------------------   -----------------------  ----------------------
(State of Incorporation)   (Commission File Number)     (IRS Employer
                                                    Identification Number)

                    1601 W. Diehl Rd., Naperville, IL 60005

                                  630-305-1000

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the flowing provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)) ]

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(d). Departure of Directors or Principal Officers; Election of
              Directors; Appointment of Principal Officers

(1) Effective November 16, 2004, the Nalco Holding Company Board of Directors appointed Mr. Douglas A. Pertz as Director of the Company.

(2) Mr. Pertz's compensation will be an annual cash retainer of $30,000 and a fee of $1,000 for each board meeting and each committee meeting attended. Mr. Pertz's compensation will also include stock options and/or restricted stock awards under the Company's 2004 Stock Incentive Plan.

(3)  The Company expects to add Mr. Pertz to its Audit Committee (4) None.

Item 9.01(c)  Financial Statements, Pro Forma Financial Information and Exhibits

Exhibits

99.1     Press release dated November 16, 2004, announcing
         Mr. Pertz's appointment as a director of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned.



                                            NALCO HOLDING COMPANY

                                            /s/ Stephen N. Landsman
                                            -----------------------
                                            Secretary

Date: November 16, 2004